--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                              Growth & Income Fund
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================

Growth & Income Fund

* Supported by an almost-perfect economic environment, the stock market surged during the first half, with virtually all the gain occurring in the second quarter.

* The fund provided a solid gain for the six-month period but lagged the broad market and peer group average, due mainly to our yield-oriented strategy.

* We added some stocks with above-average yields during the past six months and sold some whose rising prices had resulted in below-average yields.

* Although underlying economic and financial conditions remain favorable for stocks, the market's high valuation remains a source of concern. Our focus on undervaluation in stock selection should benefit performance over time.

Fellow Shareholders
================================================================================

     The equity market experienced robust returns in the first half of 1997, with most of the gain occurring late in the period. The market's 17.46% return for the second quarter, as represented by the unmanaged Standard & Poor's 500 Stock Index, was its strongest second quarter performance since 1938. Although your fund certainly benefited in this environment, we were unable to keep pace with the market index, given the more conservative yield-oriented approach we employ.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                      6 Months             12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                          12.92%                29.10%
S&P 500                                       20.61                 34.70
Lipper Growth & Income Funds Average          15.52                 28.07
================================================================================

     For the six-month period, your fund provided a solid 12.92% return but trailed the broad market and peer group average, as shown in the table. For the year ended June 30, the fund's 29.10% return was higher than that of the average growth and income fund but could not match the surging S&P 500.

Distributions
================================================================================

     On June 25, your Board of Trustees declared a second quarter income dividend of $0.12 per share, bringing 1997 total income distributions to $0.25 per share. The second quarter dividend was paid on June 27 to shareholders of record as of June 25. You should have already received your check or statement reflecting this dividend.

Market Environment
================================================================================

     The equity market responded to what some observers describe as nearly perfect conditions for stocks. The economy's pace has been fast enough to sustain a favorable growth rate in corporate profits and push unemployment to a 25-year low. At the same time, this pace has not caused inflation to accelerate or interest rates to rise. In sum, economic conditions seem just about ideal. Meanwhile, this extended period of economic prosperityNover six yearsNhas resulted in a reduced budget deficit and a rising value for the U.S. dollar.

     Indeed, it has been an extremely supportive environment for stocks. The market's first half return of over 20% was one of the best such periods in the past 50 years and was particularly stunning because it followed powerful increases in 1995 and 1996. Even if we had been sufficiently prescient to fully recognize these favorable trends, I doubt we would have anticipated the magnitude of the market's rise.

     Your fund has prospered in this environment, providing returns that compared favorably with most other growth and income funds over the past 1-, 3-, 5-, and 10-year periods.* (The fund's annualized returns are in a table following this letter.) Short-term results are somewhat frustrating, however, in that our yield-oriented approach has not been as rewarding in this explosive market.

* For the 1-, 3-, 5-, and 10-year periods ended 6/30/97, the average annual returns of the Lipper Growth & Income Funds Average were 28.07%, 23.54%, 17.25%, and 12.67%, respectively.

     [pie chart "Security Diversification" - Common stocks 86%, Reserves 9%, Convertibles 3%, Bonds and Preferred Stocks 2%.]

Portfolio Review
================================================================================

     Your fund's asset allocation at midyear, as indicated in the pie chart, showed little change since year-end. However, we have made some significant changes to the portfolio, as indicated in the list of major transactions following this letter. Four of the major purchases were new holdings for the portfolio: DOW CHEMICAL, HUBBELL, PHARMACIA & UPJOHN, and ELECTRONIC DATA SYSTEMS. All of these were stocks with above-average yields when purchased. Additionally, with one exception, they are companies that have been good at sharing their prosperity with shareholders by way of rising dividends. Pharmacia & Upjohn has not increased the dividend since the merger of these two companies, but the yield is generous, and we believe investor disappointment with the slow pace of restructuring the combined companies has created a longer-term investment opportunity.

================================================================================
Financial Profile
--------------------------------------------------------------------------------

                                              Growth &
As of 6/30/97                              Income Fund          S&P 500
--------------------------------------------------------------------------------
Dividend Growth (5-year annual average)           6.4%              7.3%
Current Yield                                     2.5%              1.7%
Price/Book Ratio                                  3.4X              4.2X
Price/Earnings Ratio
(1997 estimated EPS)                             17.6X             19.8X
================================================================================

     Most of the major sales had an inverse themeNbelow-average yields at the time of sale. Nevertheless, they had been very rewarding holdings for the fund over a period of time. This recycling process to higher-yielding stocks is a basic part of our investment approach. It is a discipline we endeavor to pursue, even though at a time like this it requires us to reduce some companies that are regarded as the best of corporate America. Your fund's emphasis on yield and relative value is shown in the Financial Profile table.

Summary and Outlook
================================================================================

     So far this year, we have experienced a market advance far beyond our expectations. As discussed in past reports, we do have some valuation concerns about the market. However, the underlying economic and financial fundamentals are very favorable and are dominating investor thinking. We will remain focused upon our valuation disciplines, reflecting the belief that this investment approach will enhance longer-term returns when we encounter a less favorable environment.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee

July 18, 1997


================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/97

Ten Largest Purchases
--------------------------------------------------------------------------------
Dow Chemical *
Hubbell (Class B) *
Newmont Mining
Pharmacia & Upjohn *
UST
Willis-Corroon ADR
St. Paul Companies
Reader's Digest (Class A)
Electronic Data Systems *
Pall

Ten Largest Sales
--------------------------------------------------------------------------------
Coca-Cola **
Heinz
Texas Instruments **
Coltec Industries **
Cooper Cameron
Corning
Warner-Lambert
Pfizer
Hewlett-Packard **
Delta

*    Position added
**   Position eliminated
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/97
--------------------------------------------------------------------------------
Corning .....................................................               3.2%
GE ..........................................................               2.0
Pfizer ......................................................               2.0
St. Paul Companies ..........................................               1.5
Reader's Digest .............................................               1.5
Burlington Northern Santa Fe ................................               1.5
Great Lakes Chemical ........................................               1.5
Chase Manhattan .............................................               1.4
Texaco ......................................................               1.4
American Express ............................................               1.3
James River .................................................               1.3
Household International .....................................               1.3
Atlantic Richfield ..........................................               1.3
Dayton Hudson ...............................................               1.3
Schlumberger ................................................               1.2
Warner-Lambert ..............................................               1.2
H&R Block ...................................................               1.2
Fannie Mae ..................................................               1.1
Pall ........................................................               1.1
Dow Chemical ................................................               1.1
Philip Morris ...............................................               1.1
Honeywell ...................................................               1.1
Frontier ....................................................               1.1
Centerior Energy ............................................               1.1
Sara Lee ....................................................               1.1
--------------------------------------------------------------------------------
Total .......................................................              34.9%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth & Income SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/97               1 Year     3 Years     5 Years     10 years
--------------------------------------------------------------------------------
Growth & Income Fund                 29.10%      24.10%      18.48%       13.13%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Unaudited                                                                            For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period ...............      $    22.63     $    19.18     $    15.63     $    16.57     $    15.53     $    14.16
Investment activities
    Net investment income .........            0.25           0.52           0.58           0.50           0.46           0.55
    Net realized and
    unrealized gain (loss) ........            2.66           4.34           4.16          (0.53)          1.53           1.57
    Total from
    investment activities .........            2.91           4.86           4.74          (0.03)          1.99           2.12
Distributions
    Net investment income .........           (0.25)         (0.51)         (0.59)         (0.49)         (0.47)         (0.60)
    Net realized gain .............           (0.03)         (0.90)         (0.60)         (0.42)         (0.48)         (0.15)
    Total distributions ...........           (0.28)         (1.41)         (1.19)         (0.91)         (0.95)         (0.75)
NET ASSET VALUE
End of period .....................      $    25.26     $    22.63     $    19.18     $    15.63     $    16.57     $    15.53
Ratios/Supplemental Data
Total return ......................           12.92%         25.64%         30.92%         (0.15)%        12.96%         15.33%
Ratio of expenses to
average net assets ................            0.79%+         0.82%          0.84%          0.81%          0.83%          0.85%
Ratio of net investment
income to average
net assets ........................            2.16%+         2.53%          3.31%          3.08%          2.91%          3.75%
Portfolio turnover rate ...........            17.3%+         13.5%          26.2%          25.6%          22.4%          29.9%
Average commission
rate paid .........................      $   0.0424     $   0.0509             --             --             --             --
Net assets, end of period
(in millions) .....................      $    3,065     $    2,489     $    1,748     $    1,229     $    1,167     $      840
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands

Common Stocks  85.8%
FINANCIAL  17.5%
Bank and Trust 5.8%
BANC ONE ........................................         450,218        $21,808
Cal Fed Bancorp +* ..............................         347,612          5,366
Chase Manhattan .................................         450,000         43,678
Citicorp ........................................         246,575         29,728
KeyCorp .........................................         550,000         30,731
National City ...................................         400,000         21,000
Wells Fargo .....................................         100,000         26,950
                                                                         179,261

Insurance  5.5%
American General        600,000     28,650
EXEL ............................................         335,600         17,703
St. Paul Companies ..............................         600,000         45,750
Travelers Property Casualty (Class A) ...........         800,000         31,900
UNUM ............................................         500,000         21,000
Willis-Corroon ADR ..............................       2,000,000         22,375
                                                                         167,378

Financial Services  6.2%
American Express ................................         550,000         40,975
Bear Stearns ....................................         615,329         21,036
Beneficial ......................................         230,000         16,344
Fannie Mae ......................................         800,000         34,900
H&R Block .......................................       1,100,000         35,475
Household International .........................         330,668         38,833
Mercury Finance .................................         970,500          2,366
                                                                         189,929
Total Financial .................................                        536,568

UTILITIES  7.2%
Telephone Services  3.5%
AT&T ............................................         500,000         17,531
BellSouth .......................................         330,000         15,304
Frontier ........................................       1,700,000       $ 33,894
GTE .............................................         400,000         17,550
SBC Communications ..............................         384,011         23,760
                                                                         108,039

Electric Utilities  3.7%
Centerior Energy ................................       3,000,000         33,562
Edison International ............................       1,001,700         24,917
Entergy .........................................         780,379         21,363
Niagara Mohawk * ................................       1,000,000          8,563
Unicom ..........................................       1,100,000         24,475
                                                                         112,880
Total Utilities .................................                        220,919

CONSUMER NONDURABLES  20.3%
Cosmetics  0.3%
International Flavors & Fragrances ..............         200,000         10,100
                                                                          10,100

Beverages  2.1%
Anheuser-Busch ..................................         380,600         15,961
Bols Wessanen (NLG) .............................         307,375          5,904
Brown-Forman (Class B) ..........................         220,000         10,739
PepsiCo .........................................         820,000         30,801
                                                                          63,405

Food Processing  3.9%
General Mills ...................................         300,000         19,537
Heinz ...........................................         300,000         13,838
McCormick .......................................         472,400         11,958
Nabisco Holdings (Class A) ......................         400,000         15,950
Ralston Purina ..................................         325,500         26,752
Sara Lee ........................................         775,000         32,259
                                                                         120,294

Hospital Supplies/Hospital Management  1.8%
Abbott Laboratories .............................         200,000         13,350
Baxter International ............................         246,400         12,874
Millipore .......................................         513,000         22,572
Quest Diagnostics * .............................         218,750          4,498
                                                                          53,294

Pharmaceuticals  7.2%
American Home Products ..........................         400,000         30,600
Merck ...........................................         300,000         31,050
Perrigo * .......................................         800,000         10,050
Pfizer ..........................................         509,100         60,837
Pharmacia & Upjohn ..............................         700,000         24,325
SmithKline Beecham ADR ..........................         300,000         27,488
Warner-Lambert ..................................         300,000         37,275
                                                                         221,625

Miscellaneous Consumer Products  5.0%
Newell ..........................................         600,000         23,775
Philip Morris ...................................         780,000         34,612
Procter & Gamble ................................         200,000         28,250
RJR Nabisco .....................................         668,000         22,044
Springs Industries ..............................         149,300          7,876
Tomkins (GBP) ...................................       1,500,000          6,545
UST .............................................       1,100,000         30,525
                                                                         153,627
Total Consumer Nondurables ......................                        622,345

CONSUMER SERVICES  5.3%
General Merchandisers  2.6%
Dayton Hudson ...................................         725,000         38,561
J.C. Penney .....................................         500,000         26,094
TJX .............................................         321,800          8,487
Wal-Mart ........................................         150,000          5,072
                                                                          78,214

Entertainment and Leisure  1.9%
Host Marriott * .................................         765,700         13,639
Reader's Digest (Class A) .......................         832,400         23,880
Reader's Digest (Class B) .......................         786,400         21,773
                                                                          59,292

Media and Communications  0.8%
Vodafone ADR ....................................         500,000         24,219
                                                                          24,219
Total Consumer Services .........................                        161,725

CONSUMER CYCLICALS  6.5%
Building and Real Estate  3.3%
Burnham Pacific Properties, REIT ................         200,000          2,750
Federal Realty Investment Trust, REIT ...........         566,700         15,301
Patriot American Hospitality, REIT ..............         200,000          5,100
Reckson Associates Realty, REIT .................         518,000         11,914
Rouse ...........................................         574,500         16,948
Security Capital Industrial Trust, REIT .........         300,000          6,450
Simon DeBartolo Group, REIT .....................         816,000         26,112
Taubman Centers, REIT ...........................         504,000          6,678
United Dominion Realty Trust, REIT ..............         857,900         12,171
                                                                         103,424

Miscellaneous Consumer Durables  3.2%
Corning .........................................       1,750,000         97,344
                                                                          97,344
Total Consumer Cyclicals ........................                        200,768

TECHNOLOGY  1.1%
Electronic Systems  1.1%
Honeywell .......................................         450,000         34,144
Total Technology ................................                         34,144

CAPITAL EQUIPMENT  4.6%
Electrical Equipment  3.1%
GE ..............................................         960,000         62,760
Hubbell (Class B) ...............................         710,000         31,240
                                                                          94,000

Machinery  1.5%
Cooper Industries ...............................         455,907         22,681
FMC * ...........................................         305,100         24,237
                                                                          46,918
Total Capital Equipment .........................                        140,918

BUSINESS SERVICES AND
TRANSPORTATION  4.2%
Computer Service and Software  1.5%
Electronic Data Systems .........................         500,000         20,500
First Data ......................................         400,000         17,575
Intuit * ........................................         300,000          6,872
                                                                          44,947

Miscellaneous Business Services  0.8%
Waste Management ................................         750,000         24,094
                                                                          24,094

Airlines  0.4%
Delta ...........................................         166,300         13,637
                                                                          13,637

Railroads  1.5%
Burlington Northern Santa Fe ....................         500,000         44,937
                                                                          44,937
Total Business Services and Transportation ......                        127,615

ENERGY  7.5%
Energy Services  2.3%
Cooper Cameron * ................................         150,000          7,013
Halliburton .....................................         318,000         25,201
Schlumberger ....................................         300,000         37,500
                                                                          69,714

Integrated Petroleum - Domestic  3.8%
Atlantic Richfield ..............................         550,000         38,775
British Petroleum ADR ...........................         400,000         29,950
Unocal ..........................................         500,000         19,406
USX-Marathon ....................................       1,000,000         28,875
                                                                         117,006

Integrated Petroleum - International  1.4%
Texaco ..........................................         400,000         43,500
                                                                          43,500
Total Energy ....................................                        230,220

PROCESS INDUSTRIES  7.7%
Diversified Chemicals  2.2%
Dow Chemical ....................................         400,000         34,850
DuPont ..........................................         500,000         31,437
                                                                          66,287

Specialty Chemicals  3.1%
A. Schulman .....................................         700,000         17,303
Great Lakes Chemical ............................         850,000         44,519
Pall ............................................       1,500,000         34,875
                                                                          96,697

Paper and Paper Products  2.4%
Albany International (Class A) ..................         250,000          5,625
James River .....................................       1,050,000         38,850
Kimberly-Clark ..................................         600,000         29,850
                                                                          74,325
Total Process Industries ........................                        237,309

BASIC MATERIALS  3.3%
Metals  2.3%
Alcoa ...........................................         326,400         24,602
Freeport McMoRan Copper & Gold (Class A) ........         183,748          5,375
Nucor ...........................................         200,000         11,300
Reynolds Metals .................................         400,000         28,500
                                                                          69,777

Mining  1.0%
Newmont Mining ..................................         800,000         31,200
                                                                          31,200
Total Basic Materials ...........................                        100,977
Miscellaneous Common Stocks 0.6% ................                         17,303
Total Common Stocks (Cost $1,654,378) ...........                      2,630,811

Preferred Stocks  0.1%
Entergy GSU, 8.75%, Adj. B ......................          14,750            716
Entergy Gulf States Utils., $8.64 ...............           5,795            590
Entergy Gulf States Utils., Adj. A ..............           3,071       $    297
Total Preferred Stocks (Cost ....................       $   1,585)         1,603

Convertible Preferred Stocks  0.9%
Glendale Federal Bank, 8.75%, Series E ..........         200,000         13,000
Greenfield Capital Trust ........................         300,000         14,066
Total Convertible Preferred Stocks (Cost $  17,652)                       27,066

Convertible Bonds  1.8%
3Com Corporation, (144a) 10.25%, 11/1/01 ........       $ 8,000,000       11,185
Boston Chicken, 7.75%, 5/1/04 ...................         5,000,000        4,537
Corporate Express, (144a) 4.50%, 7/1/00 .........        15,000,000       13,443
Exide, (144a) 2.90%, 12/15/05 ...................        40,000,000       25,100
Total Convertible Bonds (Cost $    52,119) ......                         54,265

Corporate Bonds  0.9%
American Standard, Sr. Sub. Notes, 9.875%, 6/1/01 ......      4,000,000    4,240
BF Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02 .......      3,500,000    3,727
Container Corporation of America, Sr. Notes
         9.75%, 4/1/03 .................................      5,000,000    5,250
El Paso Electric, 1st Mtg. Notes, 8.90%, 2/1/06 ........        850,000      904
El Paso Electric, 1st Mtg. Notes, 9.40%, 5/1/11 ........      1,250,000    1,361
O. M. Scott, 9.875%, 8/1/04 ............................      5,000,000    5,350
Texas Bottling Group, Sr. Sub. Notes, 9.00%, 11/15/03 ..      3,000,000    3,053
Trump Atlantic City Associates, 1st Mtg. Notes
         11.25%, 5/1/06 ................................      4,000,000    3,910
Total Corporate Bonds (Cost $   26,675) ................                  27,795

U.S. Government Obligations/
Agencies  1.6%
U.S. Treasury Bonds
        6.875%, 8/15/25 ............................      50,000,000      50,188
Total U.S. Government Obligations/Agencies
(Cost $ 49,322) ....................................                      50,188

Short-Term Investments 8.5%
Certificates of Deposit 1.6%
Bayerische Vereinsbank, (London), 5.63%, 8/5/97 .....     10,000,000     $10,000
Caisse National De Credit Agricole,
    5.51 - 5.63%, 8/11/97 ...........................     20,000,000      20,000
Deutsche Bank AG, (London), 5.50%, 8/29/97 ..........     10,000,000       9,998
Societe Generale, 5.92%, 9/17/97 ....................     10,000,000      10,006
                                                                          50,004

Commercial Paper  6.6%
Allied Signal, 4(2), 5.58%, 7/15/97 .....................   10,000,000     9,978
Asset Securitization Cooperative, 4(2), 5.57%, 7/14/97 ..   10,000,000     9,980
Bank of New York, 5.535%, 7/22/97 .......................   10,000,000     9,968
Banque Nationale de Paris, 5.55%, 7/14/97 ...............   10,000,000     9,980
BBL North America, 5.53%, 7/1/97 ........................   10,000,000    10,000
BT Securities, 5.57%, 8/25/97 ...........................   10,000,000     9,915
Delaware Funding, 4(2), 5.57%, 7/16/97 ..................   10,000,000     9,977
Den Danske, 5.55%, 7/23/97 ..............................   10,000,000     9,966
Dover Funding, 4(2), 5.55%, 7/22/97 .....................   10,000,000     9,968
FCAR Owner Trust, 5.53%, 7/10/97 ........................   10,000,000     9,986
Ford Motor Credit Company, 5.57%, 7/18/97 ...............   10,000,000     9,974
Halifax, 5.54%, 7/14/97 .................................   10,000,000     9,980
Island Finance Puerto Rico, 5.55%, 7/28/97 ..............   10,000,000     9,958
Kredietbank N.A. Finance, 5.57%, 8/5/97 .................   10,000,000     9,946
Market Street Funding, 4(2), 5.60%, 8/13/97 .............   10,000,000     9,933
Merrill Lynch & Co., 5.58%, 7/9/97 ......................   10,000,000     9,987
National City Credit, 5.55%, 7/21/97 ....................   10,000,000     9,969
National Rural Utilities Cooperative Finance
         5.55%, 9/19/97 .................................   10,000,000     9,877
Repeat Offering Security Entity, 4(2), 5.60%, 8/29/97 ...   10,000,000     9,908
Investments in Commercial Paper through a Joint Account
         6.05 - 6.20%, 7/1/97 ...........................   11,595,158    11,595
                                                                         200,845

Medium-Term Notes  0.3%
Morgan Stanley Group, VR, 6.051%, 9/17/97 ........       10,000,000       10,023
                                                                          10,023
Total Short-Term Investments (Cost $   260,872) ..                       260,872
Total Investments in Securities
99.6% of Net Assets (Cost $2,062,603) ............                   $ 3,052,600
Other Assets Less Liabilities ....................                        12,529

NET ASSETS ...................................................        $3,065,129
Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................        $    1,225
Accumulated net realized gain/loss -
net of distributions .........................................            69,340
Net unrealized gain (loss) ...................................           989,995
Paid-in-capital applicable to 121,323,588
shares of $0.01 par value capital stock
outstanding; 5,000,000,000 shares authorized .................         2,004,569

NET ASSETS ...................................................        $3,065,129
NET ASSET VALUE PER SHARE ....................................        $    25.26

+    Affiliated company
*    Non-income producing
REIT Real Estate Investment Trust
VR   Variable rate
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.62% of net assets.
GBP  British sterling
NLG  Dutch guilder
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/97
--------------------------------------------------------------------------------
Investment Income
Income
    Dividend ................................................         $  28,326
    Interest ................................................            12,241
    Total income ............................................            40,567
Expenses
    Investment management ...................................             7,875
    Shareholder servicing ...................................             2,643
    Custody and accounting ..................................               167
    Prospectus and shareholder reports ......................                72
    Registration ............................................                68
    Directors ...............................................                10
    Legal and audit .........................................                 7
    Miscellaneous ...........................................                 9
    Total expenses ..........................................            10,851
Net investment income .......................................            29,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ..............................................            68,043
    Foreign currency transactions ...........................               (23)
    Net realized gain (loss) ................................            68,020
Change in net unrealized gain or loss
    Securities ..............................................           244,688
    Other assets and liabilities
    denominated in foreign currencies .......................                (2)
    Change in net unrealized gain or loss ...................           244,686
Net realized and unrealized gain (loss) .....................           312,706
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................................         $ 342,422
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/97       12/31/96
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
    Net investment income ........................   $    29,716    $    52,470
    Net realized gain (loss) .....................        68,020         90,132
    Change in net unrealized gain or loss ........       244,686        339,963
    Increase (decrease) in net assets
    from operations ..............................       342,422        482,565
Distributions to shareholders
    Net investment income ........................       (29,689)       (51,272)
    Net realized gain ............................        (3,506)       (94,021)
    Decrease in net assets from distributions ....       (33,195)      (145,293)
Capital share transactions *
    Shares sold ..................................       410,761        526,034
    Distributions reinvested .....................        32,257        142,065
    Shares redeemed ..............................      (175,939)      (265,026)
    Increase (decrease) in net assets from capital
    share transactions ...........................       267,079        403,073
Net Assets
Increase (decrease) during period ................       576,306        740,345
Beginning of period ..............................     2,488,823      1,748,478
End of period ....................................   $ 3,065,129    $ 2,488,823
*Share information
    Shares sold ..................................        17,494         25,086
    Distributions reinvested .....................         1,340          6,411
    Shares redeemed ..............................        (7,495)       (12,676)
    Increase (decrease) in shares outstanding ....        11,339         18,821
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Growth & Income, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     VALUATION Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED  COMPANIES   Investments  in  companies  5%  or  more  of  whose
outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $398,710,000 and $214,772,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,062,603,000, and net unrealized gain aggregated $989,997,000, of which $1,027,801,000 related to appreciated investments and $37,804,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,427,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,349,000 for the six months ended June 30, 1997, of which $370,000 was payable at period-end.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                      Internet address: www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
            T. Rowe Price Growth & Income Fund [Registration Mark].

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.            F54-051 6/30/97